                                                                   EXHIBIT 99.12


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION


               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1
               -------------------------------------------------

                    Monthly Period:                  10/1/00 to
                                                     10/31/00
                    Distribution Date:               11/17/00
                    Transfer Date:                   11/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

      A.  Information Regarding the Current Monthly Distribution.
          ------------------------------------------------------

          1. The total amount of the distribution to
             Certificateholders on the Distribution Date per
             $1,000 original certificate principal amount
                                                         Class A                    $5.78451
                                                         Class B                    $5.96535
                                                         CIA                        $6.43035

          2. The amount of the distribution set forth in
             paragraph 1 above in respect of interest on
             the Certificates, per $1,000 original
             certificate principal amount
                                                         Class A                    $5.78451
                                                         Class B                    $5.96535
                                                         CIA                        $6.43035



MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-1
Page 2


          3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
             $1,000 original certificate principal amount
                                                         Class A                    $0.00000
                                                         Class B                    $0.00000
                                                         CIA                        $0.00000

     B.   Information Regarding the Performance of the Trust.
          --------------------------------------------------

          1. Allocation of Principal Receivables.
             -----------------------------------

             The aggregate amount of Allocations of Principal
             Receivables processed during the Monthly Period
             which were allocated in respect of the Certificates
                                                         Class A             $108,351,506.24
                                                         Class B             $  9,804,601.20
                                                         CIA                 $ 12,424,848.96
                                                                             ---------------
                                                         Total               $130,580,956.40

          2. Allocation of Finance Charge Receivables
             ----------------------------------------

             (a1) The aggregate amount of Allocations of Finance
                  Charge Receivables processed during the Monthly
                  Period which were allocated in respect of the
                  Certificates
                                                         Class A              $12,250,205.76
                                                         Class B              $ 1,108,486.01
                                                         CIA                  $ 1,404,714.94
                                                                              --------------
                                                         Total                $14,763,406.71

             (b1) Principal Funding Investment Proceeds (to Class A)          $         0.00
             (b2) Withdrawals from Reserve Account (to Class A)               $         0.00
                                                                              --------------
                  Class A Available Funds                                     $12,250,205.76

             (c1) Principal Funding Investment Proceeds (to Class B)           $        0.00
             (c2) Withdrawals from Reserve Account (to Class B)                $        0.00
                  Class B Available Funds                                      $1,108,486.01

             (d1) Principal Funding Investment Proceeds (to CIA)               $        0.00
             (d2) Withdrawals from Reserve Account (to CIA)                    $        0.00
                  CIA Available Funds                                          $1,404,714.94

             (e1) Total Principal Funding Investment Proceeds                          $0.00
             (e2) Investment Earnings on deposits to Reserve Account                   $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-1
Page 3


          3. Principal Receivable / Investor Percentages
             -------------------------------------------

             (a) The aggregate amount of Principal Receivables in
                 the Trust as of the last day of the Monthly Period       $35,841,514,414.58


             (b) Invested Amount as of the last day of the preceding
                 month (Adjusted Class A Invested Amount
                 during Accumulation Period)
                                                         Class A             $750,000,000.00
                                                         Class B             $ 67,770,000.00
                                                         CIA                 $ 85,845,000.00
                                                                             ---------------
                                                         Total               $903,615,000.00

             (c) The Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(b) above as a
                 percentage of the aggregate amount of Principal
                 Receivables as of the Record Date set forth in
                 paragraph 3(a) above
                                                         Class A                      2.093%
                                                         Class B                      0.189%
                                                         CIA                          0.240%
                                                                                      ------
                                                         Total                        2.522%

             (d) During the Amortization Period: The Invested Amount
                 as of ______ (the last day of the Revolving Period)
                                                         Class A                       $0.00
                                                         Class B                       $0.00
                                                         CIA                           $0.00
                                                                                       -----
                                                         Total                         $0.00

             (e) The Fixed/Floating Allocation Percentage: The Invested
                 Amount set forth in paragraph 3(d) above as a
                 percentage of the aggregate amount of Principal
                 Receivables set forth in paragraph 3(a) above
                                                         Class A                      0.000%
                                                         Class B                      0.000%
                                                         CIA                          0.000%
                                                                                      ------
                                                         Total                        0.000%


MONTHLY CERTIFICATEHOLDERS' STATEMENT                      Series 1997-1
Page 4

          4. Delinquent Balances.
             -------------------

             The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

             (a) 35 - 64 days                                              $  494,217,805.14
             (b) 65 - 94 days                                              $  345,587,076.45
             (c) 95 - 124 days                                             $  257,146,775.08
             (d) 125 - 154 days                                            $  205,519,568.75
             (e) 155 - 184 days                                            $  174,043,610.58
             (f) 185 or more days                                                      $0.00
                                                         Total             $1,476,514,836.00

          5. Monthly Investor Default Amount.
             -------------------------------

             (a) The aggregate amount of all defaulted Principal
                 Receivables written off as uncollectible during the
                 Monthly Period allocable to the Invested Amount
                 (the aggregate "Investor Default Amount")
                                                         Class A               $3,614,245.24
                                                         Class B               $  327,139.73
                                                         CIA                   $  414,609.89
                                                                               -------------
                                                         Total                 $4,355,994.86


          6. Investor Charge-Offs & Reimbursements of Charge-Offs.
             ----------------------------------------------------

             (a) The aggregate amount of Class A Investor Charge-
                 Offs and the reductions in the Class B Invested
                 Amount and the  CIA
                                                         Class A                       $0.00
                                                         Class B                       $0.00
                                                         CIA                           $0.00
                                                                                       -----
                                                         Total                         $0.00

             (b) The amounts set forth in paragraph 6(a) above, per
                 $1,000 original certificate principal amount (which
                 will have the effect of reducing, pro rata, the
                 amount of each Certificateholder's investment)
                                                         Class A                       $0.00
                                                         Class B                       $0.00
                                                         CIA                           $0.00
                                                                                       -----
                                                         Total                         $0.00



MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
Page 5

             (c) The aggregate amount of Class A Investor Charge-
                 Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                                                        Class A                                  $0.00
                                                                        Class B                                  $0.00
                                                                        CIA                                      $0.00
                                                                                                                 -----
                                                                        Total                                    $0.00

             (d) The amounts set forth in paragraph 6(c) above, per
                 $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                                                        Class A                                  $0.00
                                                                        Class B                                  $0.00
                                                                        CIA                                      $0.00
                                                                                                                 -----
                                                                        Total                                    $0.00

          7. Investor Servicing Fee
             ----------------------
             (a) The amount of the Investor Monthly Servicing Fee
                 payable by the Trust to the Servicer for the
                 Monthly Period

                                                                        Class A                          $  937,500.00
                                                                        Class B                          $   84,712.50
                                                                        CIA                              $  107,306.25
                                                                                                         -------------
                                                                        Total                            $1,129,518.75


          8. Reallocated Principal Collections
             ---------------------------------
                 The amount of Reallocated CIA and Class B Principal
                 Collections applied in respect of Interest
                 Shortfalls, Investor Default Amounts or Investor
                 Charge-Offs for the prior month.

                                                                        Class B                                  $0.00
                                                                        CIA                                      $0.00
                                                                                                                 -----
                                                                        Total                                    $0.00

          9. CIA Invested Amount
             -------------------
             (a) The amount of the CIA Invested Amount as of the
                 close of business on the related Distribution Date after
                 giving effect to withdrawals, deposits and payments to
                 be made in respect of the preceding month                                              $85,845,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
Page 6

              (b) The Required CIA Invested Amount as of the close
                  of business on the related Distribution Date after
                  giving effect to withdrawals, deposits and payments
                  to be made in respect of the preceding month                                           $85,845,000.00

          10. The Pool Factor
              ---------------
                  The Pool Factor (which represents the ratio of the
                  amount of the Investor Interest on the last day of the
                  Monthly Period, inclusive of any principal payments to be
                  made on the related Distribution Date, to the amount of
                  the Investor Interest as of the Closing Date).  The amount of a Certificateholder's pro rata share of the Investor
                  Participation Amount can be determined by multiplying the
                  original denomination of the holder's Certificate by the
                  Pool Factor

                                                                        Class A                              1.00000000
                                                                        Class B                              1.00000000
                                                                        Total                                1.00000000

          11. The Portfolio Yield
              -------------------
                  The Portfolio Yield for the related Monthly Period                                             13.82%

          12. The Base Rate
              -------------
                  The Base Rate for the related Monthly Period                                                    8.80%



      C   Information Regarding the Principal Funding Acccount
          ----------------------------------------------------

           1.  Accumulation Period
               -------------------

           (a) Accumulation Period commencement date                                                         12/01/2003

           (b) Accumulation Period Length (months)                                                                    2

           (c) Accumulation Period Factor                                                                          5.40

           (d) Required Accumulation Factor Number                                                                    8

           (e) Controlled Accumulation Amount                                                           $451,807,500.00

           (f) Minimum Payment Rate (last 12 months)                                                             12.89%


MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
Page 7


            2. Principal Funding Account
               -------------------------

               Beginning Balance                                                                           $0.00
                  Plus: Principal Collections for related Monthly Period from
                        Principal Account                                                                   0.00
                  Plus: Interest on Principal Funding Account Balance for
                        related Monthly Period                                                              0.00

                  Less: Withdrawals to Finance Charge Account                                               0.00
                  Less: Withdrawals to Distribution Account                                                 0.00
                                                                                                            ----
               Ending Balance                                                                               0.00

            3. Accumulation Shortfall
               ----------------------

                     The Controlled Deposit Amount for the previous
                     Monthly Period                                                                        $0.00

               Less: The amount deposited into the Principal Funding
                     Account for the Previous Monthly Period                                               $0.00

                     Accumulation Shortfall                                                                $0.00
                                                                                                           -----
                     Aggregate Accumulation Shortfalls                                                     $0.00

            4. Principal Funding Investment Shortfall
               --------------------------------------

                     Covered Amount                                                                        $0.00

               Less: Principal Funding Investment Proceeds                                                 $0.00
                                                                                                           -----
                     Principal Funding Investment Shortfall                                                $0.00
                                                                                                           -----

      D. Information Regarding the Reserve Account
         -----------------------------------------

            1. Required Reserve Account Analysis
               ---------------------------------

               (a) Required Reserve Account Amount percentage                                           0.00000%

               (b) Required Reserve Account Amount ($)                                                     $0.00
                   (0.5% of Invested Amount or other amount
                   designated by Transferor)

               (c) Required Reserve Account Balance after effect of
                   any transfers on the Related Transfer Date                                              $0.00

               (d) Reserve Draw Amount transferred to the Finance
                   Charge Account on the Related Transfer Date                                             $0.00


MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-1
Page 8

            2. Reserve Account Investment Proceeds
               -----------------------------------
               Reserve Account Investment Proceeds transferred to the
               Finance Charge Account on the Related Transfer Date                                      $0.00

            3. Withdrawals from the Reserve Account
               ------------------------------------
               Total Withdrawals from the Reserve Account transferred
               to the Finance Charge Account on the related Transfer                                    $0.00
               Date (1 (d) plus 2 above)

            4. The Portfolio Adjusted Yield
               ----------------------------
               The Portfolio Adjusted Yield for the related Monthly Period                              4.45%


MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page





                                First USA Bank, National Association
                                as Servicer



                                By:     /s/ Tracie Klein
                                        ----------------------------
                                        Tracie Klein
                                        First Vice President